                                                                  EXHIBIT 99.1


                                      EXHIBIT B

                                JOINT FILING AGREEMENT


         The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated: November 7, 1997


                                            The TCW Group, Inc.


                                            By:  /s/ MOHAN V. PHANSALKAR
                                                -----------------------------
                                                Mohan V. Phansalkar
                                                Authorized Signatory


                                            Robert Day


                                            By:  /s/ MOHAN V. PHANSALKAR
                                                -----------------------------
                                                Mohan V. Phansalkar
                                                Under Power of Attorney
                                                dated January 30, 1996,
                                                on File with Schedule 13G
                                                Amendment Number 1 for
                                                Matrix Service Co. dated
                                                January 30, 1996.



                                     B-1